March 8, 2019

United States Securities and Exchange Commission

Disclosure Review Office 3

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE: Panorama Plus Separate Account

File No. 811-06530, CIK 0000883233

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (1940 Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners the 2018 annual reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The 2018 annual reports of the investment companies listed below are incorporated by reference.

Investment Company	CIK
Variable Insurance Products Fund II	0000831016
MML Series Investment Fund	0000067160
MML Series Investment Fund II	0001317146
Oppenheimer Variable Account Funds	0000752737

Very truly yours,

/s/ James M. Rodolakis

James M. Rodolakis
Lead Counsel, Annuity Product & Operations
Massachusetts Mutual Life Insurance Company